                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------



Date of Report (Date of
earliest event reported): April 29, 1998



                         INTERMEDIA COMMUNICATIONS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                                          59-2913586
-------------------------                           -------------------
(State or other jurisdic-                             (I.R.S. Employer
 tion of incorporation or                           Identification No.)
 organization)



                                     0-20135
                            ------------------------
                            (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                       33619-1309
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (813) 829-0011
                                                   --------------

ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS.
-------------------------------------------

                  On April 29, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS
-----------------

                  Press Release, dated April 29, 1998.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 29, 1998

                                    INTERMEDIA COMMUNICATIONS INC.
                                    ------------------------------
                                            (Registrant)



                                      By:  /s/ Robert M. Manning
                                      ------------------------------------------
                                      Name:  Robert M. Manning
                                      Title: Senior Vice President and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
  No.             Description
-------           -----------

99.1              Press Release, dated April 29, 1998.